ACCREDITED/SOPHISTICATED INVESTOR QUESTIONNAIRE


          PLEASE STATE WHETHER YOU ARE AN "ACCREDITED INVESTOR" OR A "SOPHISTICATED INVESTOR" AS DEFINED BELOW:

          I. An "accredited investor" as defined under Rule 501 of Regulation D of the Securities Act and as set forth below:

                    [  ] Yes                 [  ] No

Definition

               (a) Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

               (b)  Any private business development company as defined in
     Section 202(a)(22) of the Investment Advisors Act of 1940;

               (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

               (d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

               (e) Any natural person whose individual net worth, or joint net worth with the person's spouse, at the time of this purchase exceeds $1,000,000;

               (f) Any natural person who had an individual net income in excess of $200,000 in each of the two most recent fiscal years or joint income with the person's spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current fiscal year;

               (g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in
     Section 230.506(b)(2)(ii); and

               (h) Any entity in which all of the equity owners are accredited investors.

           II. A "sophisticated investor" as defined under Rule 501 of Regulation D of the Securities Act and as set forth below:

                    [  ] Yes                 [  ] No

Definition

          A person, either alone or with the aid and assistance of a purchaser representative(s), has such knowledge and experience in financial and business matters, education, employment or other factors to be capable of evaluating the merits and risks of the prospective investment, when the issuer reasonably believes immediately prior to making a sale that such purchaser comes within this description.

          III. Neither.      [  ]

          IV. Do you need a personal representative to assist you in an evaluation of the risks and merits of the prospective investment?

                    [  ] Yes                 [  ] No


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